1 Investor Presentation - London Bristow Group Inc. July 12, 2016

2 Forward-looking statements Statements contained in this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts, cost reduction initiatives, capex deferral, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Risks and uncertainties include, without limitation: fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients and suppliers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2016. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Bristow is a leader in industrial aviation services for oil and gas, Search and Rescue (SAR) and fixed wing

- BRS stock price[1] $11.41/share with a market cap ~$400 million
- 343 aircraft (162 LACE)[2] with ~4,800 employees[3]
- Major markets are Australia, Brazil, Canada, Nigeria, Norway, Trinidad, U.K., U.S. Gulf of Mexico
- Our services are delivered in four regions:
  - Europe Caspian (ECR)
  - Africa (AFR)
  - Asia Pacific (APR)
  - Americas (AMR)
- Europe Caspian includes U.K. SAR and Eastern; Asia Pacific includes Airnorth
- Significant joint ventures in Brazil (Líder) and Canada (Cougar)
- Successful launch of $2.5 billion revenue U.K. SAR contract (not tied to oil and gas)

Bristow transports crews for oil and gas companies and provides search and rescue services for them and governments alike



Bristow

1) Based on NYSE stock price as of June 30, 2016
2) FMV of 100 LACE owned commercial aircraft is ~$2.1 billion
3) As of March 31, 2016

TARGET ZERO

3

Q4 FY16 operational safety review

- Heightened focus not only on safety compliance but also safety performance in light of FY16 accidents
  - Comprehensive external review of operations, maintenance and training in all regions
  - Forms our Global Safety Improvement Plan and Target Zero for FY17
- HeliOffshore is delivering tools and information, (such as the new HUMS manual) to improve frontline operational safety



Air Accident Rate[1] (AAR) per 100,000 flight hours (fiscal year)
0.53
0.53
1.44[2]
0.00
0.00
1.04
FY11
FY12
FY13
FY14
FY15
FY16



Total Recordable Injury Rate[3] (TRIR) per 200,000 man hours (cumulative)
0.42
0.27
0.31
0.26
0.23
0.37
FY11
FY12
FY13
FY14
FY15
FY16

1) AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth
2) FY13 AAR of 0.96 amended to include confirmed NAIB accident classification for 5N-BFF accident in October 2012
3) TRIR beginning in FY15 includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees

Bristow HeliOffshore TARGET ZERO

4

5 How does Brexit “leave” vote impact our business? • We conduct business in multiple currencies and strive to naturally hedge our currency exposure through client contracts when possible • In FY15 and FY16, a hypothetical 10% movement in USD/GBP foreign exchange rate would have affected our global operating income by ~$10-12 million Operations • We do not expect any significant changes to our global or U.K. - based operations U.K. SAR • Search and rescue is a ‘crown provisioned service’ which will continue to be provided whether the U.K. is or is not part of the EU • Our U.K SAR contract is naturally hedged with most operating costs in GBP Financial

6 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 FY14 FY15 FY16 U.K. SAR Fixed wing Oil and gas Successful diversification provides timely revenue and reduces the impact of the oil and gas downturn 96% 2% 88% 9% 3% Operating revenue by business line $ in mil lion s 2% 76% 13% 11% • Successful diversification with non-oil and gas revenue up to ~24% this year, compared to ~4% in FY14 • Nine of ten U.K. SAR bases operational with total remaining capital of $165 million (including aircraft) • Fixed wing businesses contributed ~$43 million of EBITDAR in FY16

7 • U.K. SAR contract is ~10 years in term with an option for a two-year extension by the U.K. government • Expected operating revenue and adjusted EBITDAR for the ~10 year contract term of $2.5 billion and $1.1 billion, respectively • Anticipated U.K. SAR EBITDAR margins in the mid-40% range • Recent certification of AW189 full deicing protection allows us to proceed with delivering the contracted solution of 11 S-92s and 11 AW189s U.K. SAR is a key element in our diversification strategy providing stable non-oil and gas cash flow

8 267 232 253 116 0 50 100 150 200 250 300 FY13 FY14 FY15 FY16 Our focus on cost reductions and decreased capex enhances operating cash flow and liquidity 1) Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period 2) Liquidity is defined as cash plus availability under the revolving credit facility Adjusted EBITDAR1 Operating Cash Flow Capital Expenditures Liquidity2 381 434 474 417 0 100 200 300 400 500 FY13 FY14 FY15 FY16571 629 602 372 0 100 200 300 400 5 600 700 FY13 FY14 FY15 FY16 415 530 370 360 0 100 200 30 40 5 60 FY13 FY14 FY15 FY16

9 Improving liquidity through strong operating cash flow and lower capital spend Total liquidity $ i n m il li o n s $299 $360 • Cost reductions and capital efficiency initiatives improve liquidity as market remains difficult • Capital deferrals, dividend reduction and execution of three AW139 sale- leasebacks improved liquidity ahead of FY17 • Declining FY17 capex requirements as U.K. SAR implementation completes and discussions with OEMs continue 167 255 132 105 100 150 200 250 300 350 400 Q3 FY16 Q4 FY16 Undrawn borrowing capacity Cash

10 We are in control of our future with improvements to safety and financial strength underway • Continued cash flow optimization through capital deferral, prior dividend reduction, and working capital management • Execution of successful FY16 cost cutting initiatives that continue into FY17 to make Bristow more competitive • Global opportunities for new contracts and market share gains are being pursued evidenced by several recent wins FY17 action plan Financial and operational flexibility • Amended bank covenants in order to provide financial flexibility through the oil and gas downturn • Replaced existing leverage ratio with senior secured leverage ratio and replaced existing interest coverage ratio with current ratio • Other identified measures to maintain margins include efficiencies with our OEM and other partners including capex deferral

11 Cash flow, asset values and mission critical nature underpin strong investment thesis • Leading global helicopter service provider to the offshore energy industry • Historical record of safe operations and renewed emphasis on safety culture • Focus on the production segment of the energy value chain continues to provide more revenue stability compared to other OFS sectors • U.K. SAR contract not tied to oil and gas will generate significant stable revenue and cash flow • Fixed wing businesses have helped offset pressure from the oil industry downturn • Ability to defer capex and further reduce capital needs in support of liquidity enhancing efforts • Ba3 / BB- corporate credit rating and Ba2 / BB secured debt rating

12 Appendix

13 1) LACE count based on aircraft types specified in original contract U.K. SAR • Two additional bases began operating on contract in January 2016, bringing the total to nine of ten operational (including two GAP SAR bases) • Tenth and final base expected to begin operations in April 2017 • Final GAP SAR base will transition to full SAR contract in July 2017 • 22 new technology SAR helicopters – 11 SAR S-92s and 11 SAR AW189s following recent certification of icing protection on the AW189 $ in millions GAP SAR U.K. SAR Total Operating revenue $43 $135 $177 Adjusted EBITDAR $18 $82 $100 LACE (on contract)1 4 14 18 LACE rate $10.7 $9.6 $9.8 Total U.K. SAR - FY16

14 H225 Fleet Update • On Friday April 29, 2016, during a flight returning from an offshore platform in Norway, an accident occurred involving another operator’s H225LP resulting in 13 fatalities • Both the U.K. CAA and the Norway CAA issued safety directives requiring operators to suspend all operations of H225 aircraft • Bristow currently is not flying a total of 27 H225s globally: 13 H225 helicopters in the U.K., five H225 in Norway and nine H225 aircraft in Australia • Bristow has increased utilization of other in-region aircraft including idle S-92 aircraft and has moved, or is moving, available aircraft to minimize or eliminate the impact to our clients • It is too early to determine the positive or negative financial impact

15 Significant investment in owned new technology aircraft and additional infrastructure1 • Significant investment to upgrade fleet and for U.K. SAR contract has substantially increased the fleet FMV  Built for purpose new technology oil and gas aircraft position Company for harsh environment and deepwater activities  Investment in fleet and infrastructure for U.K. SAR contract diversifies revenue stream  Clients are seeking global oil and gas SAR capabilities • Majority of owned aircraft provides for global operational flexibility 1) The company derives market value from observable market data if available and may require utilization of estimates, applications of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices, and the balance of supply and demand. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet, or the Company. FMV of Owned Fleet + NBV of Other PP&E 2,194 2,637 2,496 2,755 - 500 1,000 1,500 2,000 2,500 3,000 FY13 FY14 FY15 FY16

16 286 50 66 60 109 55 58 - 50 100 150 200 250 300 350 FY16A FY17E FY18E FY19E FY20E+ $ in mi llio ns U.K. SAR Oil and gas aircraft Bristow has meaningfully reduced projected capex to enhance financial flexibility Non-SAR aircraft capex is primarily dedicated to 17 H175 aircraft to be delivered in FY18 and beyond Total annual aircraft capex commitments 105 124

17 Bank financial covenants $ in millions March 31, 2016 Term loan $336 Term loan credit facility 200 Revolving credit facility 144 Covenant PV of leases 604 Letters of credit (secured) 1 Total covenant debt $1,285 TTM Adj EBITDAR $417 Non-cash stock comp expense 21 Cash proceeds from assets sales (max: $20M) 17 Non-cash FX impact 20 Other adjustments 22 TTM Covenant EBITDAR $498 Senior secured leverage ratio actual 2.58x Senior secured leverage ratio maximum 4.25x Senior secured leverage ratio $ in millions March 31, 2016 Total current assets $593 Less: assets HFS (44) Revolver availability less $25M 230 Total covenant current assets $780 Total current liabilities $393 Le s: Term loan maturity in current assets - Total covenant current liabilities $393 Covenent current ratio actual 1.99x Covenent current ratio minimum 1.00x Current ratio

18 Bristow has the flexibility to reduce our fixed lease costs in future years without interrupting operations or current revenue • Modern fleet (average age ~8 years) of 162 LACE aircraft requires limited ongoing renewal capital investment • Our mix of owned and leased aircraft gives us the option to return leased aircraft at expiry; reducing annual fixed cash costs while meeting demand with owned fleet and committed orders $2 $20 $45 $76 5 14 23 38 0 5 10 15 20 25 30 35 40 $- $10 $20 $30 $40 $50 $60 $70 $80 FY17 FY18 FY19 FY20 $ in millio ns Cumulative Rent Savings Cumulative LACE Roll Off LACE Count

19 FY16 op revenue1 LACE LACE Rate2,3,4 Europe Caspian $699 76 $9.26 Africa 249 19 12.95 Americas 282 40 7.02 Asia Pacific 197 27 7.30 Total $1,434 162 $8.85 as of March 31, 2016 Operating revenue, LACE, and LACE rate by region Operating revenue, LACE and LACE rate by region 4 1) $ in millions 2) LACE rate is annualized 3) $ in millions per LACE 4) Excludes Bristow Academy, Airnorth and Eastern Airways 149 158 158 166 162 $7.89 $8.35 $9.34 $9.33 $8.85 $- $2 $4 $6 $8 $10 $12 140 150 160 170 180 FY12 FY13 FY14 FY15 Q4 FY16 LACE LACE Rate ($ in millions)

20 Historical LACE by region Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Europe Caspian 48 46 52 56 58 60 60 57 62 68 70 72 Africa 23 23 21 21 21 22 23 24 24 24 22 21 Americas 48 46 53 52 51 48 48 47 47 45 46 45 Asia Pacific 29 28 28 30 30 30 34 30 31 29 31 29 Consolidated 147 142 154 158 161 160 165 158 163 166 168 166 Q1 Q2 Q3 Q4 Europe Caspian 74 76 76 76 Africa 22 20 19 19 Americas 41 41 41 40 Asia Pacific 27 27 26 27 Consolidated 164 163 163 162 FY13 FY14 FY15 LACE FY16

21 Historical LACE rate by region 1) $ in millions 2) LACE rate is annualized Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Europe Caspian $10.49 $10.94 $9.69 $9.10 $9.59 $9.92 $10.27 $10.82 $10.55 $9.74 $9.37 $8.95 Africa 11.54 11.70 13.06 13.28 14.26 13.95 13.25 13.34 14.10 14.11 15.86 15.81 Americas 6.10 6.38 5.82 6.06 6.37 7.31 7.14 7.26 7.38 7.58 7.54 7.72 Asia Pacific 6.91 7.49 7.64 7.23 7.37 6.48 5.50 6.42 7.14 7.55 7.36 7.93 Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43 $9.33 $9.33 Q1 Q2 Q3 Europe Caspian $9.16 $9.08 $8.97 $9.26 Africa 14.42 14.47 14.05 12.95 Americas 7.41 7.17 7.06 7.02 Asia Pacific 7.91 7.70 7.87 7.30 Consolidated $9.25 $9.06 $8.95 $8.85 FY13 FY14 FY15 LACE Rate1,2 FY16

22 Order and options book as of March 31, 2016 # Helicopter Class Delivery Date Location 2 Large June-16 Europe Caspian 2 Large September-16 Europe Caspian 2 Large September-17 Europe Caspian 2 Large March-18 Europe Caspian 8 U.K. SAR CONFIGURED ORDER BOOK # Helicopter Class Delivery Date Location 6 Medium September-16 Africa 4 Medium December-16 Africa 2 Large June-17 TBD 1 Large June-17 Europe Caspian 1 Large September-17 TBD 1 Large December-17 TBD 2 Large June-18 TBD 1 Large September-18 TBD 1 Large December-18 TBD 2 Large June-19 TBD 1 Large September-19 TBD 1 Large December-19 TBD 2 Large June-20 TBD 1 Large September-20 TBD 2 Large December-20 TBD 28 ORDER BOOK # Helicopter Class Delivery Date 1 Larg June-17 2 Large September-17 1 Medium September-17 3 Large December-17 3 Medium December-17 2 Medium March-18 1 Large June-18 1 Large September-18 14 OPTIONS BOOK

23 Adjusted EBITDAR margin trend by region Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Europe Caspian 32.0% 34.4% 39.2% 35.8% 35.4% 30.4% 35.3% 35.6% 37.8% 35.0% Africa 31.5% 26.5% 35.0% 32.0% 31.4% 34.1% 30.1% 31.7% 36.6% 33.3% Americas 28.5% 28.3% 38.0% 40.0% 33.9% 42.5% 35.7% 37.4% 38.4% 38.1% Asia Pacific 34.1% 36.6% 34.2% 28.7% 33.3% 25.0% 23.3% 17.4% 28.3% 23.8% Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7% 27.0% 30.4% 28.6% Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Europe Caspian 34.1% 33.5% 32.8% 30.9% 32.9% 32.0% 32.5% 34.3% 29.9% 32.1% Africa 25.9% 30.7% 34.5% 48.6% 34.7% 29.4% 31.3% 29.4% 14.9% 27.2% Americas 44.7% 31.5% 37.6% 40.8% 38.7% 41.8% 10.0% 49.8% 25.1% 32.0% Asia Pacific 23.5% 22.7% 24.5% 29.2% 25.2% 22.8% 22.7% 24.6% 26.6% 24.0% Consolidated 29.2% 25.4% 25.3% 30.2% 27.4% 27.5% 22.1% 29.6% 23.1% 25.6% FY16 FY14FY13 FY15

24 Adjusted EBITDAR reconciliation Adjusted EBITDAR excludes special items and asset dispositions ($ in millions) Q1 Q2 Q3 Q4 FY13 Q1 Q2 Q3 Q4 FY14 Net income 24$ 30$ 37$ 40$ 132$ 27$ 110$ 19$ 32$ 188$ Income tax expense 6 8 8 13 35 8 41 3 6 57 Interest expense 9 9 15 10 42 20 9 7 8 45 Gain on disposal of assets 5 1 (7) (7) (8) 2 3 (4) (0) 1 Depreciation and amortization 21 23 25 27 96 23 24 24 26 96 Special items 2 (2) 15 2 16 - (102) 24 20 (59) Adjusted EBITDA Subtotal 68 70 92 85 314 79 85 72 92 328 Rental expense 16 15 18 18 67 23 23 28 31 106 Adjusted EBITDAR 84$ 85$ 109$ 103$ 381$ 102$ 109$ 101$ 123$ 434$ ($ in millions) Q1 Q2 Q3 Q4 FY15 Q1 Q2 Q3 Q4 FY16 Net income 45$ 28$ 0$ 16$ 89$ (2)$ (46)$ 4$ (33)$ (77)$ Income tax expense 12 6 1 4 23 3 (3) 10 (12) (2) Interest expense 7 8 7 8 30 8 7 10 10 35 Gain on disposal of assets (1) (0) 26 10 36 8 14 2 7 31 Depreciation and amortization 25 28 24 37 114 37 37 32 30 137 Special items 6 7 5 1 17 13 28 7 33 82 Adjusted EBITDA Subtotal 95 77 63 75 309 67 38 65 35 206 Rental expense 33 35 46 50 165 54 54 52 51 212 Adjusted EBITDAR 128$ 112$ 109$ 125$ 474$ 121$ 93$ 117$ 87$ 417$ Fiscal year ended, 3/31/2013 3/31/2014 3/31/2015 Fiscal year ended, 3/31/2016

25 GAAP reconciliation 1) See information about special items in the earnings release for Q4 FY16 2) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact 2016 2015 2016 2015 Adjusted EBITDAR $86,645 $126,330 $417,363 $473,824 Gain (loss) on disposal of assets (6,837) (10,255) (30,693) (35,849) Special items1 (33,311) (925) (82,063) (17,132) Depreciation and amortization (29,959) (37,129) (136,812) (114,293) Rent expense (51,345) (49,928) (211,840) (164,767) Interest expense (10,183) (7,895) (35,186) (30,310) Provision for income taxes 11,582 (4,390) 2,082 (22,766) Net income ($33,408) $15,808 ($77,149) $88,707 Adjusted net income $4,716 $31,804 $51,308 $133,963 Gain (loss) on disposal of assets2 (3,659) (8,087) (22,028) (28,528) Special items1,2 (26,312) (8,640) (101,722) (21,135) Net income (loss) attributable to Bristow Group ($25,255) $15,077 ($72,442) $84,300 Adjusted diluted earnings per share $0.13 $0.91 $1.45 $3.77 Gain (loss) on disposal of assets2 (0.10) (0.23) (0.62) (0.80) Special items1,2 (0.74) (0.25) (2.92) (0.59) Diluted earnings (loss) per share ($0.72) $0.43 ($2.12) $2.37 Three months ended March 31, 12 months ended March 31, (In thousands, except per share amounts)

26 Adjusted EBITDAR excludes gains and losses on dispositions of assets Total leverage reconciliation Debt Investment Capital Leverage (a) (b) (c) = (a) + (b) (a) / (c) (in millions) As of March 31, 2016 1,140.9$ 1,503.3$ 2,644.2$ 43.1% Adjust for: Unfunded pension liability 70.1 70.1 NPV of lease obligations @ 6% 578.3 578.3 Letters of credit 11.7 11.7 Adjusted 1,801.0$ (d) 1,503.3$ 3,304$ 54.5% Calculation of debt to adjusted EBITDAR multiple TTM Adjusted EBITDAR1: Q4 FY16 417.4$ (e) = (d) / (e) 4.32:1

27 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us